FOREST SPRINGS – GRASS VALLEY, CA ACQUIRED IN MAY 2020 INVESTOR PRESENTATION JUNE 2020

FORWARD-LOOKING STATEMENTS This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the “Company” or “Sun”) and from third-party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include but are not limited to: . outbreaks of disease, including the COVID-19 pandemic, and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations; . changes in general economic conditions, the real estate industry, and the markets win which we operate; . difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully; . our liquidity and refinancing demands; . our ability to obtain or refinance maturing debt; . our ability to maintain compliance with covenants contained in our debt facilities; . availability of capital; . changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar and the Australian dollar; . our ability to maintain rental rates and occupancy levels; . our failure to maintain effective internal control over financial reporting and disclosure controls and procedures; . increases in interest rates and operating costs, including insurance premiums and real property taxes; . risks related to natural disasters such as hurricanes, earthquakes, floods and wildfires; . general volatility of the capital markets and the market price of shares of our capital stock; . our failure to maintain our status as a REIT; . changes in real estate and zoning laws and regulations; . legislative or regulatory changes, including changes to laws governing the taxation of REITs; . litigation, judgments or settlements; . competitive market forces; . the ability of manufactured home buyers to obtain financing; and . the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. 2

COMPANY HIGHLIGHTS Leading owner and operator of manufactured housing (“MH”) and recreational vehicle (“RV”) communities Favorable demand drivers combined with supply constraints Consistent organic growth enhanced with embedded expansion opportunities SUNSET RIDGE – PORTLAND, MI Industry consolidator with proven value creation from acquisitions Cycle-tested growth driven by attractive value proposition to residents and guests Focus on exceptional service supported by culture of accountability Proven executive management team with over 100 EAST FORK CROSSING – BATAVIA, OH combined years of industry experience Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2020 as well as Press Releases and SEC Filings after March 31, 2020 for additional information. 3

SUN COMMUNITIES, INC. OVERVIEW (NYSE: SUI) Current Portfolio as of May 31, 2020 425 communities consisting of over 142,000 sites across 33 states and Ontario, Canada Trailing Twelve Months Rental Revenue as of March 31, 2020 84% Annual Revenues 267 MH Communities RV - RV Communities 44% Annual 124 12% MH and RV Communities MH Age Restricted Manufactured 18% 34 Housing 72% RV - Transient 16% 56% 71% 63% 29% 8% 69%71% 12% MH All Age Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2020 as well as Press Releases and SEC Filings after March 31, 2020 for additional information. 4

Business Update: Long-term Tailwinds

- We provide a high quality and affordable housing and vacation option that we expect will demonstrate stability and resilience during a downturn and a stronger, earlier bounce-back through recovery

MH Update	▪ Continued strong MH rent collection in April and May – 99%+ on 25th day of each month ▪ MH Financial Hardship Program totals ~$2.3mm for each of April and May; 34% of residents in the program have started making prepayments, representing over 14% of total deferred rent amount ▪ Have gained 240 revenue producing sites in April and May, driven by strong demand for our MH communities
RV Update	▪ All 44 of our RV resorts with delayed openings in April are now open with various operating and occupancy restrictions ▪ Memorial Day weekend transient RV revenue was down 39% year-over-year ▪ Annual RV sites in resorts that were open prior to April have collected 96% of rent
Liquidity	▪ $651mm equity raise on April 28th ▪ $720mm remaining capacity on our line of credit and $325mm of cash on hand at end of May
Market Opportunity	▪ Active acquisition pipeline with additional opportunities emerging ▪ Sun's liquidity and ability to structure tax efficient transactions for seller make us an ideal partner ▪ Interest in RVing has increased significantly e.g. Camping World's (NYSE: CWH) record weekend sales in May[1] and recent national media coverage

SUN COMMUNITIES, INC.

1 Camping World Holdings, Inc. first quarter 2020 earnings call held on May, 7, 2020.

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POWERING SUN'S GROWTH ENGINE - INTERNAL

- Sun is the premier owner and operator of MH and RV communities
- Strong cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975

INTERNAL LEVERS

Contractual Rent Increases

Annual historical

2% - 4%

weighted average monthly rental rate increase supported by continual reinvestment into communities

MH Occupancy Gains

95.8%

1Q 2020 MH Occupancy

69%

of MH communities at 98%+

250bps+

existing MH occupancy upside

Expansions

~1,230

2019 through 2020 YTD vacant site deliveries

~7,900

sites available for expansion 2020 and beyond

Target 12% – 14%

expansion IRRs[2]

Transient RV Site Conversions

~21,900

Current transient RV sites

~1,100

average yearly converted sites[1]

40% – 60%

1st year revenue uplift once converted

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2020 as well as Press Releases and SEC Filings after March 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1 2017-2019 average

2 Expected 5-year unlevered internal rates of return based on certain assumptions

SUN COMMUNITIES, INC.

6

POWERING SUN'S GROWTH ENGINE - EXTERNAL

EXTERNAL LEVERS

Acquisitions	Development
~$900mm investment in 49 communities from 2019 through 2020 YTD	**Targeting 3-4** new development project starts / year
3.1x increase in communities since year end 12/31/10	**Target 7% – 9%** ground-up development IRRs[1]
High degree of visibility into MH and RV acquisition pipeline with additional opportunities arising	**~1,100** 2019 – 2020 YTD ground-up site deliveries in 5 communities


CAPE COD RV RESORT – FALMOUTH, MA
ACQUIRED IN JANUARY 2020


OCEAN BREEZE – MARATHON, FL

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2020 as well as Press Releases and SEC Filings after March 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1 Expected 5-year unlevered internal rates of return based on certain assumptions

7

FINANCIAL HIGHLIGHTS Financial Performance Quarter Ended March 31, 2020 2019 % Change Total Revenue $310.3mm $287.3mm 8.0% Total NOI $179.8mm $164.4mm 9.4% Same Community Revenue $214.7mm $204.1mm 5.2% Same Community NOI $150.2mm $140.8mm 6.7% EPS1 $(0.17) $0.40 (142.5)% Core FFO / Share1,2 $1.22 $1.18 3.4% TAMARAC VILLAGE – LUDINGTON, MI SUN-N-FUN – SARASOTA, FL Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2020 as well as Press Releases and SEC Filings after March 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Company information. Diluted. 2 Based on fully diluted shares of 96.513 million and 90.105 million for three months ended March 31, 2020 and March 31, 2019, respectively. 8

2019-2020 Acquisition & Development Activity

Investment Activity Summary[1]

Acquisitions	Ground-up & Redevelopments	Expansions
		
JELLYSTONE NATURAL BRIDGE – NATURAL BRIDGE, VA ACQUIRED IN FEBRUARY 2020	RIVER RUN RV RESORT – GRANBY, CO FIRST PHASE OPENED IN JULY 2019	SHADOW WOOD VILLAGE – HUDSON, FL OPENED IN SEPTEMBER 2019
~$900mm purchase price	$222mm spend	$119mm spend
~11,200 sites added in 49 communities	~1,100 site deliveries in 5 communities	~1,230 site deliveries in 16 communities
Robust pipeline of small portfolios and single assets in underwriting	550 – 750 ground-up site deliveries in five properties expected in 2020	~7,900 sites available for expansion in 2020 and beyond

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2020 as well as Press Releases and SEC Filings after March 31, 2020 for additional information.
Refer to information regarding non-GAAP financial measures in the attached Appendix.
1 . Through 2019 and 2020 YTD

9

SUN'S FAVORABLE REVENUE DRIVERS

- Yearly home move-outs in Sun's MH communities are **less than 1%**
- Tenure of residents in Sun's MH communities is approximately **14[1] years**
- RVs stay in our resorts for approximately **11[1] years**

MH Resident Move-out Trends

(3 Year Average)



6.3%
0.8%
Resident Re-sales
(Home stays in community)
Resident Move-outs
(Home leaves community)



MAJESTIC OAKS – ZEPHYRHILLS, FL

RV Guest Move-out Trends

(3 Year Average)



9.0%
8.7%
Guest Re-sales
(RV stays in resort)
Guest Move-outs
(RV leaves resort)



HOMOSASSA RIVER – HOMOSASSA SPRINGS, FL

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2020 as well as Press Releases and SEC Filings after March 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1. Annual average (2018 - 1Q 2020 annualized).

10

CONSISTENT AND CYCLE TESTED INTERNAL GROWTH

- Sun's average same community NOI growth has exceeded REIT industry average by **~200 bps** and the apartment sector's average by **~190 bps** since 1998
- Since 1998, every individual year or rolling 4-quarter period has had positive same community NOI growth

Same Community NOI Growth

Annual Growth Since 1998



Apartment REITs
Sun Communities
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
1Q98
1Q99
1Q00
1Q01
1Q02
1Q03
1Q04
1Q05
1Q06
1Q07
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13
1Q14
1Q15
1Q16
1Q17
1Q18
1Q19
1Q20

Average Annual Growth Since 1998



5.1%
SUI:
+ ~190bps
3.2%
SUI:
+ ~200bps
3.1%
Sun Communities
Apartment REITs
REIT Industry

Source: Citi Investment research, March, 2020. "REIT Industry Average" includes an index of REITs across a variety of asset classes including: self storage; mixed office; regional malls; shopping centers; apartments; student housing; manufactured homes and specialty. Refer to information regarding non-GAAP financial measures in the attached Appendix.

SUN COMMUNITIES, INC.
11

RENTING - MH VS. OTHER RENTAL OPTIONS . Manufactured homes in Sun’s communities provide 25% more space at 50% less cost per square foot Manufactured Homes in Other Rental Sun’s Communities1 Options2 PRICE $0.81 per sq. ft.  $1.60 per sq. ft. SQUARE FOOTAGE 1,250 sq. ft.  1,000 sq. ft. RENT $1,009 per month  $1,602 per month 1 Source: Company information. 2 Source: Zillow – U.S. Median Monthly Rent (Zillow rent index, January 2020). Includes multifamily, single family and duplex 2-bedroom rentals 12

HOMEOWNERSHIP – MH VS. SINGLE FAMILY . Sun’s communities offer affordable options in attractive locations Manufactured Homes Single Family Homes  Average cost of a new Manufactured Home is  Average cost of Single Family is $297,747 or $78,500 or roughly 2 years median income roughly 7 years median income $450,000 Manufactured Homes Portion of purchase price attributable to land Single Family Homes $400,000 $350,000 $300,000 $250,000 $293,727 $297,747 $263,256 $272,454 $278,409 $200,000 $249,429 $223,085 $203,182 $206,560 $207,950 $150,000 $100,000 Average Household $50,000 Income $71,900 $78,500 $78,500 $63,100 $62,800 $60,500 $62,200 $64,000 $65,300 $68,000 $70,600 ~$40,0001 $- 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Source: U.S. Department of Census, Cost & Size Comparisons of New Manufactured & New Single-Family Site-Built Homes (2009-2018) 1 Average of 2018 primary applicant household income for SUI’s manufactured housing communities 13

EXPANSIONS PROVIDE ATTRACTIVE RETURNS

- Investment in expansion sites boosts growth in highly accretive manner
- Sun expands in communities and resorts with high occupancies and continued strong demand

12 – 24 months
average lease-up for 100-site expansion

$40k - $45k
typical per site construction cost

Target 12% - 14% IRRs[1]

~1,230
2019-YTD vacant expansion site deliveries



COMAL FARMS – NEW BRAUNFELS, TX



SHERKSTON SHORES – SHERKSTON, ON

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2020 as well as Press Releases and SEC Filings after March 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1 Expected 5-year unlevered internal rates of return based on certain assumptions

14

MAXIMIZING VALUE FROM STRATEGIC ACQUISITIONS Professional Operational Management Adding Value with Expansions Home Sales & Rental Program Call Center & Digital Marketing Outreach Skilled Expense Management Repositioning with Additional Capex YTD Communities and Sites . Since 2010, Sun has acquired communities valued in excess of $5.7 billion, increasing its number of communities by 3.1x 141,293 142,234 128,454 121,892 117,376 422 425 88,612 371 79,554 341 350 69,789 63,697 54,811 217 231 47,683 188 159 173 136 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD20 Sites Communities Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2020 as well as Press Releases and SEC Filings after March 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 15

STRATEGIC BALANCE SHEET

- Balance sheet supports growth strategy
- Sun's annual mortgage maturities in the years 2020 - 2024 average 4.0% of total mortgage debt outstanding

Mortgage Debt Outstanding

principal amounts in thousands

Quarter Ended March 31, 2020

	Principal Outstanding[1]	WA Interest Rates
CMBS	$296,753	4.86%
Fannie Mae	$902,375	3.44%
Life Companies	$1,710,478	4.01%
Freddie Mac	$373,202	3.86%
Total	**$3,273,808**	**3.91%**

Mortgage Debt 5-Year Maturity Ladder

amounts in thousands



CMBS
Fannie Mae
Freddie Mac
Life Companies
$0
$51,053
$82,155
$185,618
$315,330
2020
2021
2022
2023
2024

Net Debt / EBITDA[2]



7.5x
6.3x
5.6x
5.5x
5.6x
2016
2017
2018
2019
1Q20

Net Debt / TEV[3]



33.8%
28.2%
25.2%
19.0%
22.6%
2016
2017
2018
2019
1Q20

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2020 as well as Press Releases and SEC Filings after March 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1 Includes premium / discount on debt and financing costs.

2 The debt ratios are calculated using trailing 12 months recurring EBITDA for the period ended March 31, 2020.

3 Total Enterprise Value includes common shares outstanding (per Supplemental), Common OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period.

SUN COMMUNITIES, INC.

16

SUN COMMUNITIES' ESG INITIATIVES

- Sun published its inaugural ESG report in late 2019
- We are committed to sustainable business practices to benefit all stakeholders: team members, residents and guests, shareholders and the broader communities where we operate
- In 2020, we will continue to enhance Sun's sustainability program through the formal adoption of additional environmental policies, establishing a data baseline for utility usage and expanding the ESG team

ESG Highlights[1]

Environmental	Social	Governance
100% of communities and resorts retrofitted with LED lighting	Sun Unity social responsibility program	BoD's Nominating and Corporate Governance Committee formally oversees all ESG initiatives
Replacing 200+ water meters with auto-read, real-time systems	100% of Sun regular employees received safety training	BoD composition is 29% female and 71% independent
Launched due diligence process for solar energy program in California communities	Team members throughout the organization volunteered ~2,700 hours	Enterprise Risk Management Committee identifies, monitors and mitigates risks across the organization
Installing smart irrigation systems and native flora in all new ground-up developments	SunFit Program promotes employee, resident and guest wellness	Comprehensive policies and procedures foster sound corporate governance

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2020, 2020 Proxy Statement, as well as Press Releases and SEC Filings after March 31, 2020 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1 Performance and initiatives for the 2018 and 2019 reporting years are referenced.

SUN COMMUNITIES, INC.
17

STRATEGY-DRIVEN OUTPERFORMANCE . Sun has significantly outperformed major REIT and broader market indices over the last ten years 2020 YTD Total Return 3-year Total Return 20.0% 120.0% 10.0% 0.0% 95.0% (5.0)% (10.0%) 72.6% (8.0)% 70.0% (20.0%) (20.8)% 45.0% (30.0%) 34.0% (40.0%) 20.0% (50.0%) (5.0%) (0.6)% (30.0%) 5-year Total Return 10-year Total Return 1,000.0% 220.0% 180.0% 800.0% 153.2% 658.5% 140.0% 600.0% 100.0% 400.0% 60.0% 60.1% 250.1% 200.0% 123.5% 20.0% 13.1% 0.0% (20.0%) Sun Communities, Inc. (SUI) S&P 500 MSCI US REIT (RMS) Source: S&P Global as of May 31, 2020 18

CONSISTENT NOI GROWTH . Manufactured housing is one of the most recession-resistant sectors in real estate and has consistently outperformed multifamily and most sectors in same community NOI growth since 2000 Indexed NOI Growth $258 Sun Communities $247 Manufactured Housing $235 Self-storage $172 Multifamily $155 Industrial $146 Shopping Centers $144 Office $142 Mall YTD Source: Citi Investment research, March, 2020. Refer to information regarding non-GAAP financial measures in the attached Appendix. 19

APPENDIX FRIENDLY VILLAGE OF MODESTO – MODESTO, CA

NON-GAAP TERMS DEFINED Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI, and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI, and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Further, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and/or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation, and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity, and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity. 21

NET INCOME TO FFO RECONCILIATION (amounts in thousands except per share data) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2020 as well as Press Releases and SEC Filings after March 31, 2020 for additional information. 22

NET INCOME TO NOI RECONCILIATION (amounts in thousands) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2020 as well as Press Releases and SEC Filings after March 31, 2020 for additional information. 23

NET INCOME TO RECURRING EBITDA RECONCILIATION (amounts in thousands) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2020 as well as Press Releases and SEC Filings after March 31, 2020 for additional information. 24